711 STKPA

                         SUPPLEMENT DATED AUGUST 3, 1998

                              TO THE PROSPECTUS OF
               TEMPLETON DEVELOPING MARKETS TRUST - ADVISOR CLASS
                                dated May 1, 1998

The prospectus is amended as follows:

I. The second category under "How Do I Buy Shares - Opening Your Account" discussing the fund's availability to qualified registered investment advisors, is replaced with the following:

  2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

II. The following new item is added under "May I Exchanges Shares for Shares of Another Fund? - Exchange Restrictions":

      /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares

III.  The  section  "Keeping  Your  Account  Open,"  found  under   "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

  Keeping Your Account Open

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, or the series of Franklin Templeton Fund Allocator Series .


                Please keep this supplement for future reference.